UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026 (May 28, 2026)

SIRIUS XM HOLDINGS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34295	93-4680139
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 35th Floor, New York, NY
(Address of Principal Executive Offices)
10020
(Zip Code)

Registrant’s telephone number, including area code: (212) 584-5100
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	SIRI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Amendment No. 1 to Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

As reported below under Item 5.07 of this Current Report, Sirius XM Holdings Inc. (the “Company,” “we,” “us” or “our”) held its annual meeting of stockholders on May 28, 2026 (the “2026 Annual Meeting”), at which the Company’s stockholders approved an amendment (“Amendment No. 1”) to the Company’s Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan (the “2024 Plan”) to increase the aggregate number of shares available for the grant of awards by 7,200,000 shares to a total of 22,565,993 shares. A description of the material terms of the 2024 Plan and Amendment No. 1 is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2026 Annual Meeting, which was filed on April 10, 2026 with the Securities and Exchange Commission (the “Definitive Proxy Statement”), in the section entitled “Item 3—Approval of Amendment No. 1 to the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan,” which is incorporated herein by reference. This description of Amendment No. 1 is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is included as Exhibit 10.1 to this Current Report and attached to the Definitive Proxy Statement as Appendix A.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 28, 2026, the Company held its 2026 Annual Meeting, at which the Company’s stockholders voted on the matters disclosed in our Definitive Proxy Statement in connection with the 2026 Annual Meeting. The final voting results for the matters submitted to a vote of stockholders are as follows:

Item 1 – Election of Directors

The holders of our common stock elected the persons listed below as Class I directors.

	Votes Cast For	Votes Withheld	Broker Non-Votes
Eddy W. Hartenstein	229,472,971	4,921,855	51,448,019
Kristina M. Salen	231,643,217	2,751,609	51,448,019
Jennifer C. Witz	230,660,585	3,734,241	51,448,019

The holders of our common stock elected the persons listed below as Class II directors.

	Votes Cast For	Votes Withheld	Broker Non-Votes
Evan D. Malone	230,881,893	3,512,933	51,448,019
Jonelle Procope	210,894,725	23,500,101	51,448,019
Anjali Sud	213,150,753	21,244,073	51,448,019

Item 2 – Advisory Vote on Named Executive Officer Compensation

The holders of our common stock approved, on a non-binding advisory basis, the compensation paid to our named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
228,280,853	4,764,836	1,349,137	51,448,019

Item 3 – Approval of Amendment No. 1 to Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

The holders of our common stock approved Amendment No. 1 to the 2024 Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
224,632,532	8,579,820	1,182,474	51,448,019

Item 4 – Ratification of the Appointment of KPMG LLP as Our Independent Registered Public Accountants for 2026

The holders of our common stock ratified the appointment of KPMG LLP as our independent registered public accountants for 2026.

Votes Cast For	Votes Cast Against	Abstentions
281,049,339	2,379,515	2,413,991

Item 9.01	Financial Statements and Other Exhibits.

(d) Exhibits.

10.1	Amendment No. 1 to The Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRIUS XM HOLDINGS INC.

By:	/s/ Eve Konstan
Eve Konstan Executive Vice President, Chief Legal Officer and Secretary

Dated: June 1, 2026